Summary Prospectus August 1, 2015, as amended April 1, 2016
Pear Tree PanAgora Emerging	Ordinary Shares: QFFOX
Markets Fund	Institutional Shares: QEMAX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.peartreefunds.com/fund-literature. You may also obtain this information at no cost by calling 1-800-326-2151 or by sending an email request to info@peartreefunds.com. The current prospectus and statement of additional information dated August 1, 2015 are incorporated by reference into this summary prospectus.

Investment Objective: Long-term growth of capital.

Fee Table and Expenses of Emerging Markets Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Emerging Markets Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Ordinary Shares	Institutional Shares
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.12%	0.11%
Acquired Fund Fees and Expenses*	0.51%	0.51%
Total Annual Fund Operating Expenses	1.88%	1.62%
Fee Waiver and/or Expense Reimbursement**	(0.22)%	(0.22)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement**	1.66%	1.40%

*	Fees and expenses incurred indirectly by Emerging Markets Fund as a result of investment in shares of other investment funds.

**
The Manager has contractually agreed until August 1, 2016 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to Emerging Markets Fund, such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Emerging Markets Fund would be calculated using (a) an annual rate of 0.78 percent if Emerging Markets Fund’s net assets are up to $300 million, (b) an annual rate of 0.83 percent if Emerging Markets Fund’s net assets are between $300 million and $600 million, and (c) an annual rate of 0.88 percent if Emerging Markets Fund’s net assets are in excess of $600 million.

Example

This example is intended to help you compare the cost if investing in Emerging markets Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Emerging Markets Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that Emerging Markets Fund’s operating expenses remain the same as set forth in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Ordinary Class	$169	$570	$996	$2,183
Institutional Class	$143	$490	$861	$1,903

Portfolio Turnover

Emerging Markets Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Emerging Markets Fund’s performance. During the most recent fiscal year, Emerging Markets Fund’s portfolio turnover rate was 35 percent of the average of its portfolio.

Principal Investment Strategies

Under normal market conditions, Emerging Markets Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, including depository receipts, warrants and rights, of emerging markets issuers, that is, an issuer having a country classification assigned by MSCI, Inc. from a country included in the MSCI Emerging Markets Index (“MSCI EM”). Emerging Markets Fund generally invests in at least eight countries and three or more broad geographic regions, such as Latin America, Asia or Europe. Emerging Markets Fund may invest more than 25 percent of its assets in a particular region. Emerging Markets Fund may invest in companies of any capitalization.

To manage Emerging Markets Fund’s assets, the fund allocates its assets between two proprietary risk-parity sub-strategies: an alternative beta risk-parity sub-strategy and a “smart beta” risk-parity sub-strategy. Risk-parity strategies generally are intended to avoid unintended risk concentrations by balancing risks across specifically identified factors, rather than rely on individual security market weights reflected in a benchmark index. The alternative beta risk-parity sub-strategy attempts to balance risks from exposures to various countries, sectors, and issuers. The “smart beta” risk-parity sub-strategy attempts to balance risks by targeting factors, such as measures of a security’s quality, value, and market momentum. The Emerging Markets Fund currently invests in Pear Tree PanAgora Risk-Parity Emerging Markets Fund to achieve its alternative beta risk-parity exposure. Pear Tree Advisors, Inc., the Fund’s investment manager, rather than the Fund’s sub-adviser, determines how much of the Fund’s assets are allocated between the two strategies. At any one time, Emerging Markets Fund may allocate any or all of its assets to a specific strategy.

In addition to emerging markets securities, Emerging Markets Fund also may invest in forward foreign currency exchange contracts as well as other types of derivatives (i.e., a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments) for cash-equitization purposes (e.g., for management of temporary cash positions). Emerging Markets Fund also may lend its securities. Emerging Markets Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds.

Principal Investment Risks

It is possible to lose money by investing in Emerging Markets Fund. An investment in Emerging Markets Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Market, Industry and Specific Holdings. The share price of Emerging Markets Fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which Emerging Markets Fund has significant holdings, or weaknesses associated with one or more specific companies in which Emerging Markets Fund may have substantial investments. In addition, to the extent Emerging Markets Fund invests in the risk-parity model, the fund is unlikely to benefit from market momentum proceeding a market correction.

Foreign Investing. Emerging Markets Fund’s investments in foreign securities (including ADRs) may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relating to the U.S. dollar. These risks are especially acute for emerging markets securities. Emerging Markets Fund from time to time also may have assets concentrated in a specific geographic region and/or an individual country depending on the country weights of the MSCI EM, thus exposing Emerging Markets Fund to the specific risks of that region or county.

Emerging Markets Risk. The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature, political systems that are less stable, are more susceptible to governmental interference, and less liquid and efficient trading markets than those of developed countries.

Liquidity Risk. Emerging Markets Fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

Active Management Risk. The sub-adviser’s judgments about the attractiveness, value, or potential appreciation of Emerging Markets Fund’s investments may prove to be incorrect.

Investments in Another Mutual Fund. To the extent that Emerging Markets Fund invests in another mutual fund, its investment performance would be directly related to the investment performance of the other fund. It also would bear its proportionate share of any management and other fees paid by the other mutual fund, subjecting Emerging Markets Fund shareholders to some duplication of fees.

Large- and Mid Capitalization Securities. Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, however, may not be able to attain the high growth rates of successful small companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Small- and Micro Capitalization Securities. Investments in small- and micro-capitalization companies typically present greater risks than investments in larger companies and, as a result, 2 the performance of Emerging Markets Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.

Growth and Value Stock Investing. Different investment styles periodically come into and fall out of favor with investors. Growth stocks generally are more volatile than the overall stock market. Value stocks generally carry the risk that the market will not recognize their intrinsic value or that they are actually appropriately priced a low level.

Sector. Emerging Markets Fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

Securities Lending. Securities lending involves two primary risks: investment risk and borrower default risk. Investment risk is the risk that Emerging Markets Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that Emerging Markets Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.

Derivatives. Emerging markets Fund’s investments in currency futures and other derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

New Investment Sub-Strategy. The Fund’s “smart beta” risk-parity sub-strategy has only been recently developed by the Fund’s sub-adviser, and it has not yet been used by the Fund’s sub-adviser to manage client assets. Thus, there is a risk that that sub-strategy may not perform as intended.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.

Performance

The following bar charts and tables provide some indication of the risks of investing in Emerging Markets Fund by showing changes in Emerging Markets Fund’s performance over time. The tables also compare Emerging Markets Fund’s performance to a broad measure of market performance that reflects the type of securities in which Emerging Markets Fund invests. Past performance does not necessarily indicate how Emerging Markets Fund will perform (before and after taxes) in the future. Updated performance information is available at www.peartreefunds.com.

Annual Return Ordinary Shares (Calendar year ended December 31) Returns for Institutional Shares will differ from the Ordinary Share returns due to differences in expenses between the classes.

Calendar year-to-date return of the Ordinary Shares of Emerging Markets Fund as of 6/30/2015 is 1.56%

Best Quarter:	Q2 2009	30.76%
Worst Quarter:	Q4 2008	(32.62)%

Average Annual Total Returns for the periods ended December 31, 2014

	1 Year	5 Years	10 Years
Ordinary Shares Before Taxes	(0.74)%	2.53%	6.91%
Ordinary Shares After Taxes on Distributions	(0.80)%	2.49%	6.63%
Ordinary Shares After Taxes on Distributions and Sale of Fund Shares	0.13%	2.27%	5.84%
Institutional Shares Before Taxes	(0.45)%	2.79%	7.21%
MSCI EM Index (Reflects no deductions for fees, expenses or taxes)	(1.82)%	2.11%	8.78%

After-Tax Returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances and may differ from those shown. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary. Actual after-tax returns may differ depending on your individual circumstances.

Management

Emerging Markets Fund is managed by Pear Tree Advisors, Inc. Emerging Markets Fund is sub-advised by PanAgora Asset Management, Inc. (“PanAgora”). The following employees of PanAgora serve as the portfolio managers of Emerging Markets Fund:

Investment Team	Position at PanAgora	Manager of the Fund Since
Dmitri Kantsyrev, Ph.D., CFA	Director, Equity Investments	2008
Jane Zhao, Ph.D.	Director, Equity Investments	2006

Buying and Selling Fund Shares

You may buy or sell shares of Emerging Markets Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, or through your broker or financial intermediary. Purchase and redemption orders with respect to Fund shares are processed at the net asset value next calculated after an order is received.

Initial Investment Minimum	Contact Information
Ordinary Class: $2,500 or Ordinary Class Retirement Accounts: $1,000 Institutional Class: $1,000,000 Ongoing Investment Minimum Both Classes: 50 shares	Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com

Tax Information

Emerging Markets Fund’s distributions may be taxable as ordinary income or capital gains, except when your investments is through an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.

Payments to Broker-Deals and other Financial Intermediaries

If you purchase shares of Emerging Markets Fund through a broker-dealer or other financial intermediary (such as a bank), Emerging Markets Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Emerging Markets Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.